UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 17, 2011

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Today at the American Thoracic Society International Conference in Denver, Colorado, GlaxoSmithKline plc presented a poster presentation on a Phase 2b study:  Dose-Related Efficacy and Optimal Once-Daily Dosing Interval of the Long-Acting Beta2 Agonist (LABA), Vilanterol Trifenatate (VI), in Adults with Persistent Asthma.  VI is the LABA in RELOVAIR™.  RELOVAIR™ is an investigational product being developed under the LABA collaboration between GSK and Theravance, Inc. as a once-daily medicine that combines Fluticasone Furoate, and the LABA VI for the treatment of patients with chronic obstructive pulmonary disease or asthma.  The poster presentation is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description

Exhibit 99.1	Dose-Related Efficacy and Optimal Once-Daily Dosing Interval of the Long-Acting Beta2 Agonist (LABA), Vilanterol Trifenatate (VI), in Adults with Persistent Asthma

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 17, 2011	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Dose-Related Efficacy and Optimal Once-Daily Dosing Interval of the Long-Acting Beta2 Agonist (LABA), Vilanterol Trifenatate (VI), in Adults with Persistent Asthma